Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Champps Entertainment, Inc. (the “Company”) on Form 10-Q for the period ended September 28, 2003 as filed with the Securities and Exchange Commission on October 29, 2003 (the “Report”), I, William H. Baumhauer, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ William H. Baumhauer
            William H. Baumhaurer
            Chairman of the Board, President
            and Chief Executive Officer

Date: October 29, 2003